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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 9, 1996
                                                         ---------------

                             ALOETTE COSMETICS, INC.
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               (Exact name of registrant as specified in charter)



Pennsylvania                            0-15414                 23-2056003
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(State or other juris-          (Commission File Number)   (IRS Employer Inden-
diction of incorporation)                                     tification No.)


1301 Wright's Lane East, West Chester, PA                         19380
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(Address of principle executive offices)                        (Zip Code)


Registrant's telephone number, including area code (610) 692-0600
                                                   --------------

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         (Former name or former address, if changed since last report.)

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Item 5.           OTHER EVENTS
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Effective September 1, 1996, Ms. Arlene Goldwater stepped down from her position as Vice President of Aloette Cosmetics, Inc., as well as President of Aloette Cosmetics of Canada, Inc. ("Aloette Canada") and has taken a reduced role in the Company's day-to-day affairs. While Ms. Goldwater is no longer active in daily franchise support, she is providing consulting services to the Company and assisting in the transition of her responsibilities to Ms. Deborah Geller and Mr. Alan Geller.

The Company has appointed Deborah Geller as Vice President of Sales and Alan Geller as Vice President of Operations for Aloette Canada. The Geller's have 28 years of collective experience in Aloette and are currently one of the top Canadian franchisees. Their primary responsibilities are to provide franchise sales and operational support to the Canadian franchises. Ms. Patricia J. Defibaugh, Chairman of the Board and President of Aloette Cosmetics, Inc. has assumed the position of President of Aloette Cosmetics of Canada Inc.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ALOETTE COSMETICS, INC.
                                  ------------------------------------------
                                  (Registrant)


                                  /s/ Jean M. Lewis
                                  ------------------------------------------
                                  Jean M. Lewis
                                  Vice President and Chief Financial Officer

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